Exhibit 21


                                                                  Jurisdiction
             Subsidiaries                                        of Organization
             ------------                                        ---------------
Iron Mountain Incorporated                                            DE
Iron Mountain Records Management, Inc.                                DE
Criterion Atlantic Property, Inc.                                     DE
IM San Diego, Inc.                                                    DE
Hollywood Property, Inc.                                              CA
Iron Mountain Consulting Services, Inc.                               DE
Iron Mountain Data Protection Services, Inc.                          MA
Iron Mountain Records Management of Maryland, Inc.                    DE
Iron Mountain Records Management of Ohio, Inc.                        DE
Iron Mountain Records Management of Missouri, LLC                     DE
Iron Mountain Records Management of Michigan, Inc.                    DE
Iron Mountain Records Management of Florida, Inc.                     DE
Iron Mountain Records Management of San Antonio, Inc.                 DE
Iron Mountain Records Management of San Antonio-FP,
Inc.                                                                  DE
Iron Mountain/Critical Files, Inc.                                    DE
Iron Mountain/Safesite, Inc.                                          DE
IM-AEI Acquisition Corp.                                              DE
Archives Express, Incorporated                                        UT
IM Billerica, Inc.                                                    MA
Iron Mountain Safe Deposit Corporation                                MI
IM Earhart, Inc.                                                      DE
HIMSCORP of Philadelphia, Inc.                                        DE
Recordkeepers, Inc.                                                   MD
HIMSCORP of Pittsburgh, Inc.                                          DE
HIMSCORP of Cleveland, Inc.                                           DE
HIMSCORP of New Orleans, Inc.                                         DE
HIMSCORP of Portland, Inc.                                            DE
HIMSCORP of San Diego, Inc.                                           DE



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                                                                  Jurisdiction
             Subsidiaries                                        of Organization
             ------------                                        ---------------
HIMSCORP of Detroit, Inc.                                             DE
HIMSCORP of Los Angeles, Inc.                                         DE
HIMSCORP of Houston, Inc.                                             DE
Copyright, Inc.                                                       DE
Arcus, Inc.                                                           DE
Arcus Data Security, Inc.                                             DE
Towler Data Services, Inc.                                            OK
Arcus Data Security, Ltd.                                             UK
Arcus Staffing Resources, Inc.                                        DE
Wolf Advisory International, Inc.                                     FL
Wolf Advisory International, Ltd.                                     PA
Trinity Holdings Corp.                                                CA